UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
August 29, 2002

PUMATECH, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

0-21709	77-0349154
(Commission File No.)	(IRS Employer Identification Number)

2550 North First Street, #500
San Jose, California 95131
(Address of Principal Executive Offices)

(408) 321-7650
(Registrant’s Telephone Number, Including Area Code)

Item 5.    OTHER EVENTS

On August 29, 2002, Pumatech, Inc. (“Pumatech”) issued a press release announcing its results for the quarter ended July 31, 2002, and announcing changes to its management team and board of directors. A copy of the press release is filed as Exhibit 99.01 to this report and is incorporated into this report by reference.

Item 7.    FINANCIAL STATEMENTS AND EXHIBITS

(a)  Exhibit.

Exhibit Number	Description

99.01	Press release issued by Pumatech, Inc. on August 29, 2002 announcing financial results for the quarter ended July 31, 2002 and announcing changes to the management team and board of directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 29, 2002	Pumatech, Inc.

	By:	/s/ KEITH KITCHEN
Keith Kitchen, Vice President of Finance and Chief Accounting Officer (Principal Accounting and Financial Officer)

EXHIBIT INDEX

Exhibit Number	Description

99.01	Press release issued by Pumatech, Inc. on August 29, 2002 announcing financial results for the quarter ended July 31, 2002 and announcing changes to the management team and board of directors.